LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
CL4504027502	WidePoint Corporation		12/30/11
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$4,000,000.00	Not Applicable	4.50%	12/30/16	Commercial
Creditor Use Only

PROMISSORY NOTE
(Term Loan - Single Advance)

DATE AND PARTIES.  The date of this Promissory Note (Note) is December 30, 2011.  The parties and their addresses are:

LENDER:
CARDINAL BANK
8270 Greensboro Drive
Suite 500
McLean, VA  22102
Telephone:  (703) 584-3430

BORROWER:
WIDEPOINT CORPORATION
a Delaware corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

WIDEPOINT SOLUTIONS CORP.
a Delaware corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

WIDEPOINT IL, INC.
an Illinois corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

WIDEPOINT NBIL, INC.
an Illinois corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

ADVANCED RESPONSE CONCEPTS CORPORATION
a Delaware corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

PROTEXX TECHNOLOGY CORPORATION
a Delaware corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

OPERATIONAL RESEARCH CONSULTANTS, INC.
a Virginia corporation
11250 Waples Mills, South Tower; Suite 250
Fairfax, Virginia 22030

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
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ISYS LLC
a Virginia limited liability company
7926 Jones Branch Drive, Suite 520
McLean, Virginia 22102

WIDEPOINT OHIO REAL ESTATE CORP.
an Ohio corporation
18W100 22nd Street, Suite 124
Oakbrook Terrace, Illinois 60181

CONFESSION OF JUDGMENT.  I appoint and authorize Neil I. Title and Julian Karpoff, either of whom may act alone, 1840 Wilson Boulevard, #205, Arlington, VA 22201, attorneys in fact, to appear in the office of Arlington County Circuit Court, Virginia, to confess judgment against me, in favor of you, if I default on this agreement.  The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Note.

In this notice, "you" means the Borrower.  IMPORTANT NOTICE:  THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

1. DEFINITIONS.  As used in this Note, the terms have the following meanings:

A. Pronouns.  The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together.  "You" and "Your" refer to the Lender.

B. Note.  Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan.  Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Loan Documents.  Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E. Property.  Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

F. Percent.  Rates and rate change limitations are expressed as annualized percentages.

G. Dollar Amounts.  All dollar amounts will be payable in lawful money of the United States of America.

2. PROMISE TO PAY.  For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $4,000,000.00 (Principal) plus interest from December 30, 2011 on the unpaid Principal balance until this Note matures or this obligation is accelerated.

3. INTEREST.  Interest will accrue on the unpaid Principal balance of this Note at the rate of 4.50 percent (Interest Rate).

A. Interest After Default.  If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise payable as described in this section.  In such event, interest will accrue on the unpaid Principal balance of this Note at a rate equal to the rate in effect prior to default, plus 2.000 percent, until paid in full.

B. Maximum Interest Amount.  Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater.  Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance.  Any remainder will be refunded to me.

C. Statutory Authority.  The amount assessed or collected on this Note is authorized by the Virginia usury laws under Va. Code §§ 6.2 et. seq.

D. Accrual.  Interest accrues using an Actual/360 days counting method.

4. ADDITIONAL CHARGES.  As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

5. REMEDIAL CHARGES.  In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment.   Additional remedial charges may be described elsewhere in this Note.

A. Late Charge.  If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment.  I will pay this late charge promptly but only once for each late payment.

B. Returned Check Charge.  I agree to pay a fee not to exceed $32.00 for each check, negotiable order of withdrawal or draft I issue in connection with the Loan that is returned because it has been dishonored.

C. Stop Payment Fee.  A Stop Payment Fee equal to $30.00.

6. GOVERNING AGREEMENT.  This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented.  The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated.  When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 2

7. PURCHASE MONEY LOAN.  You may include the name of the seller on the check or draft for this Note.

8. PAYMENT.  I agree to pay this Note in 60 payments.  I will make 59 payments of $74,694.22 beginning on January 30, 2012, and on the 30th day of each month thereafter.  A single, final payment of the entire unpaid balance of Principal and interest will be due December 30, 2016.

Payments will be rounded to the nearest $.01.  With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf.  Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to interest that is due then to principal that is due, and finally to any charges that I owe other than principal and interest.  If you and I agree to a different application of payments, we will describe our agreement on this Note.  You may change how payments are applied in your sole discretion without notice to me.  The actual amount of my final payment will depend on my payment record.

9. PREPAYMENT.  I may prepay this Loan under the following terms and conditions.  Should the indebtedness evidenced by this agreement be refinanced at another financial institution during the period of time extending to, and including, the date five years from the date of this agreement, a prepayment fee will be immediately due and payable by Borrower to Lender in an amount equal to the following percentage of the outstanding principal balance immediately prior to said refinance: one percent (1%) until one year from the date of this agreement (the "Loan Date"), and then half percent (0.50%) until two years from the Loan Date.  Any partial prepayment will not excuse any later scheduled payments until I pay in full.

10. LOAN PURPOSE.  The purpose of this Loan is for the acquisition of the assets of Avalon Global Solutions.

11. SECURITY.  The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document

Security Agreement
WidePoint Corporation, Widepoint IL, Inc., WIDEPOINT NBIL, Inc., Widepoint Solutions Corp., Advanced Response Concepts Corporation, Protexx Technology Corporation, Operational Research Consultants, Inc.,  iSYS, LLC, Widepoint Ohio Real Estate Corp.

12. DUE ON SALE OR ENCUMBRANCE.  You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property.  This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.  However, if I am in default under this Agreement, I may not sell the inventory portion of the Property even in the ordinary course of business.

13. WAIVERS AND CONSENT.  To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower.  In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

B. No Waiver By Lender.  Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

14. COMMISSIONS.  I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

15. APPLICABLE LAW.  This Note is governed by the laws of Virginia, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.  In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Virginia, unless otherwise required by law.

16. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS.  My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it.  You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan.  Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan.  This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
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17. AMENDMENT, INTEGRATION AND SEVERABILITY.  This Note may not be amended or modified by oral agreement.  No amendment or modification of this Note is effective unless made in writing and executed by you and me.  This Note and the other Loan Documents are the complete and final expression of the agreement.  If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.  No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

18. INTERPRETATION.  Whenever used, the singular includes the plural and the plural includes the singular.  The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

19. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS.  Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing.  Notice to one Borrower will be deemed to be notice to all Borrowers.  I will inform you in writing of any change in my name, address or other application information.  I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property.  Time is of the essence.

20. CREDIT INFORMATION.  I agree to supply you with whatever information you reasonably request.  You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

21. ERRORS AND OMISSIONS.  I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me.  I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

22. SIGNATURES.  By signing under seal, I agree to the terms contained in this Note.  I also acknowledge receipt of a copy of this Note.

BORROWER:

WidePoint Corporation

By	(Seal)
James T. McCubbin, Executive Vice President

WidePoint Solutions Corp.

By	(Seal)
James T. McCubbin, Vice President

Widepoint IL, Inc.

By	(Seal)
James T. McCubbin, Vice President

WIDEPOINT NBIL, Inc.

By	(Seal)
James T. McCubbin, Vice President

Widepoint Ohio Real Estate Corp.

By	(Seal)
James T. McCubbin, Vice President

Operational Research Consultants, Inc.

By	(Seal)
James T. McCubbin, Vice President

iSYS, LLC

By	(Seal)
James T. McCubbin , Vice President

Advanced Response Concepts Corporation

By	(Seal)
James T. McCubbin, Vice President

Protexx Acquistion Corporation

By	(Seal)
James T. McCubbin, Vice President

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 4

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin – Executive Vice President of WidePoint Corporation a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint IL, Inc. an Illinois corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 5

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of WIDEPOINT NBIL, Inc. an Illinois corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint Ohio Real Estate Corp., a Ohio corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 6

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Operational Research Consultants, Inc. a Virginia corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Advanced Response Concepts Corporation, a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 7

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin  - Vice President of iSYS, LLC a Limited Liability Company on behalf of the Limited Liability Company.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Protexx Technology Corporation, a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 8

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint Solutions Corp., a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

APPENDIX:  FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges.  The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Commitment.  A Commitment fee of $8,000.00 payable from separate funds on or before today's date.

{00078872;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4symathon00225400007854025122211N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 9